                                                                    EXHIBIT 10.5



  AMERICAN WEST TRADING COMPANY      THE FIDELITY     LOAN NUMBER 91965
  P.O. BOX 140                        BANK NOTE       DATE July 25, 1996
  DRESDEN, TENNESSEE 38225                            AMOUNT OF NOTE $6,000,000






FOR VALUE RECEIVED, the undersigned maker(s), jointly and severally promise(s) to pay to the order of The Fidelity Bank at its office in Mt. Gilead, North Carolina, or at such other place as the holder hereof may from time to time designate in writing the sum of Six Million and 00/100 Dollars in collected funds or U.S. legal tender, together with interest accrued from the date hereof on the unpaid balance at the interest rate or rates per annum specified below, until paid in full; and the undersigned maker(s) also promise(s) to pay late charges, loan fees and the Credit Life or Credit Life and Accident & Health Insurance premium charges, if any, as specified herein, all payments to be made as specified herein, and to be applied first to late charges due, if any, Credit Life or Credit Life and Accident & Health Insurance premium charges, if any, then to interest, both accrued to date payment made or date payment due, at Bank's discretion, and thereafter to the unpaid principal balance, interest to be accrued and principal, interest and insurance premiums are to be paid as follows:

INTEREST RATE (One of the following must be selected. Terms not checked are
__________.

[ ]      At the rate of _________ percent per annum.

[x] At the rate of 0.50 percent per annum below the Prime Rate (hereinafter referred to as "index) established by The Fidelity Bank, as said index fluctuates from time to time, which is currently 8.25 percent per annum, not to exceed a maximum total rate of N/A percent per annum nor fall below a minimum total rate of N/A percent per annum, and

         [x] increases or decreases in the total rate due to changes in the index shall be effective on the calendar day such change in the index takes place.

         [ ] increases or decreases in the total rate due to changes in the index shall be effective on the first day of the month following the month in which such change of the index takes place. In the event of multiple changes in the index during any one calendar month period, the index established by the change next preceding the first of the day of the month following such change shall be applicable.


[ ] At the rate of _________ percent per annum until ___________________ and after such date The Fidelity Bank has the right upon thirty days' notice to establish the interest rate in its discretion.

PRINCIPAL PAYMENT TERMS (One of the following must be selected. Payment terms not checked are deleted)

[ ] Payable on demand, or on __________________________ (hereinafter referred to as "Maturity"), provided demand is not sooner made.

[ ]      Payable in one single payment on _______________________________
         (hereinafter referred to as "Maturity").

[x] Payable in 180 equal consecutive monthly payments of $56,476.55 each commencing on August 25, 1996 and on the same day of each such calendar period thereafter and one final payment of $_____________________ on _________________________.

[ ] Payable on the _______ day of each of the months listed below and on the same basis each year thereafter until paid in full.

$________ due _______________ $________ due _______________ $________ due _______________
$________ due _______________ $________ due _______________ $________ due _______________

INTEREST PAYMENT TERMS AND INSURANCE PREMIUM PAYMENT TERMS, IF APPLICABLE (One of the following must be selected. Payment terms not checked are deleted.) In addition to the following interest and insurance premiums, if applicable, shall be due at such times as principal is due in accordance with the above schedule of "PRINCIPAL PAYMENT TERMS."

[ ]      Payable in full at maturity.

[x] Payable monthly beginning August 25, 1996 and consecutively on the same calendar day of each such calendar period thereafter.

         IF EITHER OF THE PRINCIPAL PAYMENT TERMS ADJACENT TO A "t" IS SELECTED ABOVE, ONE OF THE FOLLOWING MUST ALSO BE SELECTED.

         [ ] The payment amount selected above under "PRINCIPAL PAYMENT TERMS" IS to include interest and insurance premium due, if applicable; and is subject to change if loan has a variable rate.

         [ ] The payment amount selected above under "PRINCIPAL PAYMENT TERMS" IS NOT to include interest and insurance premium due, if applicable

         [ ] The payment amount selected above under "PRINCIPAL PAYMENT TERMS" IS NOT to include interest or insurance premium due, if applicable.

FUTURE ADVANCES (Only applicable if checked)


[ ] This is a future advance loan subject to the terms and conditions set forth in a Loan Agreement dated ____________________ between the makers hereof and the Bank, which terms and conditions are incorporated by reference.

LATE CHARGE: Unless the principal and interest are repayable in one single payment, there shall be a charge of 4% of the unpaid balance of any payment past due for 15 days or more.

VARIABLE RATE: NOTWITHSTANDING ANY OTHER PROVISION HEREIN, IF THE INTEREST RATE INCREASES DURING THE TERM OF THE LOAN, BANK MAY (1) INCREASE THE AMOUNT OF THE PERIODIC PAYMENT TO HAVE THE LOAN AMORTIZED AT THE ORIGINAL MATURITY, (2) EXTEND THE MATURITY, OR (3) REQUIRE THE RESULTING INCREASE TO BE PAID AT THE ORIGINAL MATURITY, OR ANY COMBINATION OF THE FOREGOING, ALL IN BANK'S DISCRETION AS DETERMINED FROM TIME TO TIME BY BANK. (Except that if this loan is subject to Section 226.19(b) of Federal Reserve Regulation Z, the foregoing shall not be enforced in conflict with the disclosures given pursuant thereto.)

SECURITY AGREEMENT: As collateral for this loan, undersigned hereby grants to Bank a security interest in the following described property and all proceeds thereof, including insurance proceeds:
 Deed of Trust on real property located at Dresden and Waverly, Tennessee and all inventory, accounts receivable and equipment now and hereafter acquired.

[ ] If checked here, the collateral is listed and described on attached SCHEDULE A, incorporated herein by reference. This security interest is subject to the terms set forth on the reverse side hereof.

                                                  INSURANCE DISCLOSURES

  Credit life and/or credit life and accident & health        I/we want the insurance shown, I have written my age
  ("A&H") insurance are not required to obtain credit, and    beside my signature,
  will not be provided unless you sign and agree to pay
  the additional cost:

                                                              _________   ____________________________________
                                                                Age       Debtor/Person to be insured

       Type                     Premium
    N/A                        $_________________             _________   ____________________________________
    ____________________                                        Age       Debtor/Person to be insured


  If property insurance is required for this loan, you may furnish it through existing policies owned by you or you may obtain it through any insurer authorized to transact insurance business in this State. Any insurance offered or required in connection with this loan is not required to be purchased from Bank or any subsidiary or affiliate of
  Bank.

If this note is signed by more than one person, this note shall be the joint and several obligation of all signers and each provision of the note shall apply to each and all of the signers and to the property and liability of each and all of them. Bank's "Prime Rate" is a rate of interest index and is not a representation





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
that such rate is the lowest or most favorable rate of interest offered by the Bank. The Maker(s) recognize and agree that all of the terms and conditions appearing on the reverse side of this note are hereby incorporated by reference and are a material part of this note.


IN TESTIMONY WHEREOF, the corporate Maker has caused this instrument to be executed in its corporate name by its ___ President, attested by its _____ Secretary, and its corporate seal to be hereto affixed, by order of its Board of Directors first duly give, this the day and year first above written.

   AMERICAN WEST TRADING COMPANY
---------------------------------------------------
            (Corporate Name)

By: /s/ D. Garry McRae                             , President
    -----------------------------------------------
Attest: /s/ James W. McRae                         , Secretary
        -------------------------------------------

IN TESTIMONY WHEREOF, The Fidelity Bank has caused this instrument to be executed in its corporate name by the undersigned officer.

THE FIDELITY BANK                                           N.C.
                 -------------------------------------------
By: /s/ Dana C. Maness
    --------------------------------------------------------

         SILL [ ]            COMM [X]



                  ADDITIONAL PROVISIONS OF SECURITY AGREEMENT

         This Security Agreement secures the Note on the reverse side and any and all other indebtedness and/or obligations of Debtor to Secured Party (except (i) indebtedness incurred under a credit card agreement, overdealt protection agreement or any other open and of ______ plan governed by North Carolina General Status 24-1 under which there is charged a monthly periodic rate greater than 1-1/4th%, (ii) indebtedness with respect to which no disclosure was made that collateral securing other indebtedness may secure such indebtedness, is such disclosure as required by applicable law and (iii) any other indebtedness which may not, under applicable law, be secured by any collateral other than what is specifically given as collateral in connection with such indebtedness). Notwithstanding the preceding sentence, if this Security Agreement covers collateral which constitutes debtor's personal residence, such collateral shall not secure any indebtedness other than the Note contained in this document. The collateral given to secure this credit transaction secures any extension of renewal hereof and secures all obligations of Debtor under this document, including but not limited to any collection expenses, costs of repossession, storage, holding and transportation costs and the cost of any bonds required to be posted, and any other costs incurred by Secured Party in protecting its interest in the collateral securing the Note. Debtor also grants to Secured Party a security interest in accessions to the collateral and any after acquired similar property. The term "Secured Party" means "Bank" or its assignee for purposes of this Security Agreement, the term "Debtor" includes each party signing as "Borrower". If this loan is subject to Regulation AA promulgated by the Federal Reserve Board then, notwithstanding any other provision herein, Bank hereby waives any security interest, other than a purchase money security interest in household goods. For purposes of the preceding sentence, the term "household goods" means that term as it is defined in Section 227-11 of Regulation AA promulgated by the Federal Reserve Board.

         Debtor hereby warrants and covenants that:

         (a) Except for the security interest granted hereby Debtor is the owner of the collateral free from any adverse lien, security interest or encumbrance, and Debtor will defend the collateral against all claims and demands of all persons at any time claiming the same or any interest therein;

         (b) No Financing Statement covering any collateral or any proceeds thereof is on file in any public office, and, at the request of Bank, Debtor will join with Bank in executing one or more Financing Statements pursuant to the Uniform Commercial Code in form satisfactory to Bank and Debtor will pay the cost of filing the same or filing or recording this agreement in all public offices wherever filing or recording is deemed by Bank to be necessary of desirable.

         (c) Debtor will not sell or offer to sell or otherwise transfer the collateral or any interest therein without the written consent of the Bank.

         (d) Debtor will have and maintain insurance at all times with respect to all collateral against risks of fire (including so-called extended coverage), theft and such other risks as Bank may require, and in the case of motor vehicles, collision, containing such terms, in such form, for such periods and written by such companies as may be satisfactory to Bank, such insurance to be payable to Bank and Debtor as their interests may appear, all policies of insurance shall provide for ten days written information cancellation notice to Bank. Debtor shall furnish bank with certificates or other evidence satisfactory to Bank of compliance with the foregoing insurance provisions; and Bank may act as attorney for the Debtor in attaining, adjusting, settling and canceling such insurance and endorsing any drafts.

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

         (e) Debtor hereby assigns to Bank the Proceeds of all such insurance to the extent of any balance due hereunder, and directs any insurer to make payments directly to Bank, holder hereof. Debtor, further, hereby grants in Bank his Power of Attorney, which shall be irrevocable for so long as any amount is unpaid thereunder. Said Power of Attorney gives Bank the sole right to file proof of loss and/or any other forms required to collect from any insurer any amount due from loss, damage or destruction of the vehicle, to agree to and bind the Debtor as to the amount of said recover; to designate Payee(s) of such recovery; to grant release to payor-insurers for their liability; to grant subrogation rights to any such payor-insurer to endorse any settlement check or draft. Debtor further agrees not to exercise any of the foregoing Powers granted to Bank, without the latter's written consent. In event of any Default hereunder, Bank is authorized to cancel any insurance and credit any premium refund against said unpaid balance.

         (f) Debtor will keep the collateral free from any adverse, lien, security interest or encumbrance and in good order and repair and will not waste or destroy the collateral or any part hereof. Debtor will not use the collateral in violation of any statute or ordinance, and Bank may examine and inspect the collateral and any time wherever located.

         (g) Debtor will pay promptly when due all taxes and assessments upon the collateral or for its use or operation or upon this agreement or upon any note or notes evidencing the obligations.

         (h) The Collateral will be principally garaged at Debtor's residence if a motor vehicle as herein before stated and shall not be removed from the State of Debtor's residence as herein before stated without the express content of Seller, that collateral, if not a motor vehicle will be kept or maintained at the address indicated on the front hereof.


         At this option, Secured Party may discharge taxes, liens or security interest or other encumbrances of any time levied or placed on the collateral, may pay for insurance on the collateral and may pay for the maintenance and preservation of the collateral. Any sums expended by Secured Party for such purposes shall be charged as principal money and added to the indebtedness secured by the Security Agreement and shall bear interest at the same rate as the principal indebtedness secured hereby, payable upon demand or otherwise as Secured Party my determine, including spreading same over the remaining installments unpaid. Debtor promises to pay to the order of Secured Party the indebtedness, so increased, according to new payment schedule established by Secured Party. Secured Party shall not be held to have waived any rights by the payment of such expenses, and particularly its right to declare the Note and Security Agreement in default by season of Debtor's failure to pay such expenses.

         Debtor is in default under this Security Agreement upon default in the payment or performance of any obligation, covenant or liability contained, or referred to, herein, or any note evidencing the same as upon loss, theft, substantial damage, destruction, sale or encumbrance to, or of, any of its collateral, or the making of any levy, seizure or attachment thereof or thereon.

         Upon any of the foregoing events of default, and at any time thereafter, Secured Party, at its option, may declare all of the obligations secured hereby immediately to be due and payable and shall have all of the rights and remedies of a secured party under the Uniform Commercial Code, as enacted in North Carolina, including the right to take immediate possession of the collateral without notice or resort to legal process and for such purpose to enter upon any premises on which the collateral may be located and remove the same therefrom.

                         ADDITIONAL PROVISIONS OF NOTE

         Bank shall apply payments to the indebtedness evidenced by this note when the Bank receives collected funds or U.S. Legal tender, U.S. legal tender shall be deemed received on the business day when received and collateral funds shall be deemed received on Bank's business day when cleared or otherwise irrevocably available to Bank. Bank's business day shall mean the business day for Bank's transactions between the applicable cut-off times on consecutive banking days. Any item delivered to Bank as payment hereunder which is returned or charged back to Bank shall be considered as not having been received by Bank.

         All payments will be applied first to late charges due, then to credit life insurance or credit life and accident & health insurance premium charges, if any, then to interest, both accrued to date payment made or date payment due, at Bank's discretion, and thereafter to the unpaid principal balance. If an installment payment is not paid when due, then in accordance with the foregoing order, subsequent payments received shall first be applied to the past due balance (in the order in which the installments were due) and if all past due installments have not been paid, Bank may impose a separate late payment charge for each installment that becomes due until the default is cured in accordance with North Carolina General Statute 24-10.1, as amended from time to time. Each consecutive payment is due on the same day of the calendar period specified unless otherwise indicated. Notwithstanding any other provision in this document, the Bank shall not charge a rate of interest higher than that permitted by law. Any credit life insurance, or credit life and accident & health insurance charges are due at the same time interest is due. In the event payments are not made according to the terms shown on the reverse hereof, interest and credit life or credit life and accident & health insurance premium charges, if any, will continue to accrue on the unpaid balance and this shall constitute a default and this note shall become due and payable in full, without demand or notice at the option of the holder. Failure to exercise such option shall not constitute a waiver or the right to exercise such option if the Debtor is in default hereunder. Acceptance by the holder of this note of a payment of less than the entire unpaid balance after default and acceleration of the debt shall not waive the acceleration and holder shall be entitled to proceed with its rights and remedies as holder (and as secured party, if applicable). If this is a variable rate transaction as indicated on the reverse side, (1) the contract interest rate for this transaction will change (increase or decrease, as applicable) from time to time as and when the Index selected changes; and (2) any change in the contract rate of interest will equal the change in the Index, but will not exceed the maximum rate permitted by applicable law. If the interest rate is subject to change monthly, any change in the interest rate will take effect on the first day of each calendar month following the calendar month in which the index changes, and the new interest rate will be based on the index in effect on the last day of the previous calendar month.





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


         This note is made upon the express condition that if default be made in the payment of any note of any party to this note, whether as maker, guarantor, surety, or endorser, and whether such note be now or hereafter made, or if default be made in any obligation securing any such note, then the whole of the principal sum of this note remaining unpaid, together with interest thereon, shall, at the option of the Fidelity Bank or the legal holder of this note, become due and payable immediately, without notice or demand, and The Fidelity Bank, or the legal holder of this note shall be entitled to exercise immediately all of its rights and remedies. Any default under this Note shall constitute a default under all obligations, agreements, and instruments of Debtor to Bank, whether as maker, guarantor, endorser or otherwise and whether now existing or hereafter incurred or executed. If this note is signed by more than one maker, this note shall be the joint and several obligation of each maker and each provision of this note shall apply to each and all makers and to the property and liability of each and all of them.

         Power is given to The Fidelity Bank to call for additional satisfactory collateral if at any time it shall deem this note insufficiently secured, and failure to provide such additional satisfactory collateral immediately on demand shall render this note forthright due and payable irrespective of the maturity herein expressed. In the event Bank in good faith believes that the prospect of timely payment or other performance is impaired or otherwise deems itself or its collateral insecure, then it may declare this note immediately due and payable in full.

         All parties to this note, whether maker, guarantor, surety or endorser, hereby waive presentment for payment, demand, protest, notice of protest, nonpayment, and dishonor, and agree that any extension of time for the payment of this note shall not affect the liability of such parties, and hereby waive all notice of such extension, and further agree that upon nonpayment of principal, interest or insurance premiums, if applicable, when due or upon default in the performance of any of the agreements or conditions of this note or any security instruments or guaranty agreements securing this note, then the whole of said principal sum remaining unpaid, together with interest and insurance premiums due thereon shall become due and payable immediately, without notice or demand, at the option of the payee or legal holder hereof. It is further agreed that in the event the holder or this note initiates any legal proceedings or incurs any legal expense or attorney's fees in the exercising of any of its rights or remedies upon default, such expense and reasonable attorney fees pursuant to N.C.G.S. Section 6-21.2 may be added to the principal balance due and the maker or makers shall be liable for the payment of same as an additional obligation under this instrument.

         In addition to the other events of default specified herein, maker(s) shall be in default under this note upon the happening of any of the following events, circumstances or conditions (a) any representation or statement made or furnished to Bank by or on behalf of maker(s) in connection with the note proving to have been false in any material respect when made or furnished; or
(b) death, dissolution, termination of existence, insolvency, business failure, appointment of a receiver of any part of this property of assignment for the benefit of creditors by, or the commencement of any proceedings under any state or federal bankruptcy or insolvency laws by or against maker(s), or (c) failure of a corporate maker to maintain its corporate existence in good standing; or
(d) the assertion or making of any seizure, or intervention by or under authority of any government by which the management of maker(s) is displaced or their authority in the conduct of their business or their business is curtained or (e) upon the entry of any monetary judgment of the assessment and/or filing of any tax liens against maker(s) or upon the issuance of any writ of garnishment or attachment against any property of debts due or rights of maker to specifically include the commencement of any action or proceeding to seize monies of maker on deposit in any bank account with Bank.

         This note is secured by the collateral described on the front of said note, which collateral is transferred, pledged and deposited with Bank and it is agreed that the agreements and conditions of any security instrument, deed of trust, pledge arrangement of otherwise, where applicable, given to secure this note are incorporated hereto by reference and made a part of this instrument and a security interest in such collateral is granted to Bank, together with any and all additions and substitutions thereto. In addition to such rights and remedies as are provided a secured party under the North Carolina General Statutes, if default be made in the payment of this note in accordance with the terms hereof or if default be made in any other obligation of any security instrument, power is granted to Bank or the legal holder of this note to sell, assign, and deliver, at any time or times hereafter, the whole or any part of said collateral given to secure this note, and any additions thereto or substitutions therefor or hereafter acquired like property of maker, at public or private sale of the option of Bank or legal holder of this note, and after deducting costs of preparation for sale, advertising, attorney's fees, sale, collection, storage and delivery and all other authorized expenses, to apply the proceeds to the payment of this note and/or other obligations set forth in the said note or the security instruments, returning the surplus, if any, to the maker(s) or as provided by law and the maker(s); guarantors, endorses, and sureties shall be and remain liable for any deficiency. At such sale, Bank or the legal holder of this note may purchase all or any part of said collateral free and discharged of any right or equity of redemption.

         This note and any guaranty, endorsement or other security given with regard to said note shall be binding upon maker(s) and the heirs, executors, administrators, successors and assigns of said maker and likewise to all guarantors, sureties or endorsers and shall inure to the benefit of and be enforceable by Bank, its successors, transferees and assigns. Further, the said note, guaranties and endorsements shall be deemed to have been made under and shall be governed by the law of the State of North Carolina in all respects, including matters of construction, validity and performance.

         No waiver by Bank of any default(s) by maker, guarantor, endorser, or surety shall operate as a waiver of any other default or of the same default on a future occasion.

         This loan cannot be assumed. Any Truth in Lending Disclosure furnished to maker regarding assumptions is designed merely to comply with the Trust in Lending Act and no inference may be drawn therefrom to mean this loan is assumable.

         All parties to this Note agree that the interest rate provided for herein shall apply, to the extent allowed by applicable law, to any indebtedness due following the obtainment of a judgment relating to the collection of this Note.





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

         Maker promises to pay the cost of all fees paid or to be paid public officials for recording, perfecting, maintaining, cancelling and releasing a security interest in any collateral securing this Note.

         Acceptance by the holder of a payment or of less than the entire unpaid balance after default and acceleration of the debt shall not waive the acceleration and holder shall be entitled to proceed with its rights and remedies as holder and Secured Party. Maker promises to pay to Bank all of Bank's collection expenses, including but not limited to the costs of trading and attempting location of maker, attempting collection of the Note in whole or in part and, where applicable, reinstatement of the loan, the costs of repossession of the collateral, including but not limited to the costs of tracing, locating and recovering the collateral, storage, holding and transportation costs related to the collateral and its protection and the cost of any bonds required to be posted and all of the costs incurred by Bank in protecting its interest in the collateral, including but not limited to court cost and reasonable attorneys' fees. Such expenses and costs shall be due and payable to Bank, immediately upon its payment of same and may be added to the principal balance due and maker shall be liable for the payment of same as an additional obligation under this Note which shall be secured by all collateral securing this Note.

         Bank has the right of set-off as provided by law against the accounts and monies of maker held by Bank.

         Bank shall have no duty whatsoever to monitor or verify maker's use of the proceeds of this loan or to ensure or verify that any loan proceeds are used for the purpose described in any credit application or other document and each maker, guarantor, endorser and surety of this note hereby waives and agrees not to assert against Bank any claim or defense whatsoever based on (i) the actual use of loan proceeds, (ii) the failure of any loan proceeds to be used for any purpose described in any credit application, loan agreement or any other document, and/or (iii) Bank's knowledge that loan proceeds were not used for the purpose described in any credit application, loan agreement or any other document.

                     UNCONDITIONAL GUARANTY AND ENDORSEMENT

         In order to induce the Fidelity Bank to make the loan and extend credit to the maker(s) of the rate on the reverse side hereof, the undersigned GUARANTOR(S), (hereinafter collectively deemed "GUARANTOR"), in consideration of the premises and other good and valuable consideration, and in addition to all warranties and obligations imposed by unqualified endorsement, do hereby unconditionally endorse and guaranty to the holder of this said note, which guaranty and endorsement is JOINT and SEVERAL if more than one guarantor, the due and punctual payment of all liabilities and obligations of maker(s) under said note and under the security instruments given pursuant thereto as and when the same shall become due whether by acceleration, extension, or modification or otherwise and waive all notice, presentment for payment, demand protest, notice of protest, nonpayment and dishonor and any requirement that any action be brought against the maker(s) or any other person(s) or to require that resort be had to any security or to any balance(s) or any deposit or other accounts(s) or debit(s) or credit(s) on the books of Bank or holder in favor of maker or any other person(s) before enforcing this endorsement and guaranty. Guarantor further agrees that all endorsers and guarantors shall be jointly and severally bound and that the release of any one or more of said guarantors, sureties or endorsers or the securing or release of any other guarantors, sureties or endorsers or the taking or release of any other collateral as security for this instrument or the extension, modification or amendment of any term of said note shall not release or affect the liability of the said guarantors in any manner whatsoever and said endorsers and guarantors waive notice of acceptance of this guaranty and any such extension, modification or amendment. Further, the said guarantor(s) agree that in the event the holder of this Instrument shall institute or initiate any legal proceedings or incur any legal expense or attorneys' fees in exercising any of the holder's rights or remedies upon default, such expense and reasonable attorneys fees pursuant to N.C.G.S. Section 6-21.2 may be added to the balance due and the undersigned shall be liable for the payment thereof as an additional obligation under this guaranty.

        Additional Provisions of Unconditional Guaranty and Endorsement

1. If any process is issued or ordered to be served upon the Bank seeking to seize maker's or guarantor's rights and/or interest in any bank account maintained with Bank, the balance(s) in any such account(s) shall immediately be deemed to have been and shall be SET OFF against any and all amounts due by maker and any and all obligations and liabilities of guarantor hereunder, as of the time of the issuance of any such writ or process whether or not maker, guarantor and/or Bank shall then have been served therewith.

2. All monies available to and/or received by Bank or holder hereof for application forward payment of or reduction the amount due by maker(s) may be applied by Bank to such individual debt in such manner and apportioned in such a manner and at such times as Bank, at its sole discretion, may deem suitable or desirable.

3. Guarantor specifically recognizes and agrees that Bank has a security interest in any and all property of guarantors which Bank may hold,owe or have in its possession whether by account or by reason of any certificate of deposit, bond, note or otherwise and that all such funds are subject to Bank's right to SET OFF.

4. Guarantor shall be in default under this guaranty agreement if any of the events of default described above under Additional Provisions of Security Agreement or Additional Provisions of Note occur with respect to maker or guarantor.

5. Upon the occurrence of any of the forgoing events, circumstances or conditions of default, and all of the obligations evidenced herein and secured or guaranteed hereby shall immediately be due and payable without notice.

6. To the end that this guaranty shall be carried out in full and without limiting the generality of the foregoing, guarantors herewith expressly waive any rights any one or more of said guarantors otherwise might have had under provisions of NCGS Section 26-7. et seq. and/or other North





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

         Carolina laws to require Bank to attempt to recover against maker and/or to realize upon any securities or collateral security which Bank holds or the obligations evidenced or secured hereby.

================================================================================

                         NOTICE TO COSIGNER/GUARANTOR
           You are being asked to guarantee this debt. Think carefully before you do. If the borrower doesn't pay the debt, you will have to. Be sure you can afford to pay if you have to, and that you want to accept this responsibility. You may have to pay up to the full amount of the debt if the borrower does not pay. You may also have to pay late fees and collection costs which increase this amount. The bank can collect this debt from you without first trying to collect from the borrower. The bank can use the same collection methods against you that can be used against the borrower, such as suing you, etc. If this debt is ever in default, the fact may become a part of your credit record.

           This notice is not the contract that makes you liable for the debt.

================================================================================

 ALL OF THE TERMS AND CONDITIONS OF THE NOTE AND SECURITY AGREEMENT ARE HEREBY
                        INCORPORATED HEREIN BY REFERENCE


TESTIMONY WHEREOF, the corporate Guarantor has caused this instrument to be executed in its corporate name by its _________ President attested by its ________ Secretary and its corporate seal to be hereto affixed by order Directors first given, this the day and year first above written. McRae Industries, Inc.

By: /s/ D. Gary McRae             , Vice President
   -------------------------------

         /s/ James W. McRae       , Secretary
----------------------------------

         (CORPORATE SEAL)



                                 NOTE ADDENDUM

In consideration for the lender granting loan to borrower, the borrower acknowledges that these conditions are given as additional consideration, the adequacy being acknowledged, and that failure to comply in full with these conditions shall be deemed to be default on the promissory note.

1) Borrower and parent company will continue to use The Fidelity Bank as their primary depositing institution. The accounts will be expected to be maintained in the same manner which they have been in the past.

2) Borrower and guarantor agree that in the event American West Trading Company is sold or ownership of the company changes, this loan immediately due and payable in full, as the loan is non-assumable nor non-assignable.

3) Inventories and Accounts Receivable for American West will not fall below a combined total of $4,000,000.00 In the event the company's Inventory and Accounts Receivable do fall below the required levels, the note will need to be reduced by a sufficient amount as to not adversely effect our collateral position, or have written permission from the creditor authorizing the change. Borrower will certify monthly as to validity of the inventory and accounts receivable as per attached Certification Report.


McRae Industries, Inc.                               The Fidelity Bank

By:  /s/ D. Garry McRae                      By:  /s/ David E. Royal
    --------------------------------             ----------------------------
         (President)                                   Sr (Vice President)

By:  /s/ James W. McRae
    --------------------------------
         (Secretary)






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